Exhibit 99.2

Presentation Outline for TXCO's Shareholder Meeting held May 14, 2004 in San Antonio, Texas

Slide 1 - Annual Meeting of Shareholders
               Petroleum Club of San Antonio
               Friday, May 14, 2004

       Roberto R. Thomae
       Vice President-Capital Markets and
       Corporate Secretary

       P. Mark Stark
       Vice President, Treasurer and
       Chief Financial Officer

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300, Fax: (210) 496-3232; www.txco.com
- Contacts: Roberto R. Thomae, bthomae@txco.com P. Mark Stark, pmstark@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2003, and its Form 10-Q for the quarter ended March 31, 2004. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO Snapshot
- Founded 1979 -- 25th Anniversary Year
- Headquarters -- San Antonio
- Nasdaq Smallcap: TXCO
- Trading Statistics
- Current 3-month average daily volume -- 100,700 shares
- May 11, 2004, close -- $4.21
- 2003
- 21.1 million shares traded
- High -- $6.75 - Low -- $2.62 - Close -- $6.10

Slide 4 - TXCO Growth Strategy

Shareholder Value Growth Principles:
-  Accumulate large lease position in core area
-  Control majority of exploration/development activity and timetable
-  Use advanced technology to mitigate drilling risk
     -   3-D seismic
     -   Horizontal drilling
-  Conservative debt profile

Slide 5 - TXCO Profile

-  Multi-play/multi-pay focus on the Maverick Basin
-  Full-cycle exploration company
     -   Lease/CAEX prospect generation/drill/produce
-  Large acreage position with hundreds of internally generated growth opportunities
-  Balanced producer with infrastructure control

Slide 6 - TXCO Operational Snapshot
- Leasehold: 584,000 Gross Acres
- Maverick Basin -- 492,000 acres (427,600 net)
- Largest Maverick Basin Mineral Leaseholder
- Williston Basin -- 92,000 acres (87,300 net)
- Reserve Make Up -- December 31, 2003
- 28.4 Bcfe -- 59% Proved Developed
- 55% Gas -- 15.6 Bcf
- 45% Oil -- 2,129 MBbls
- PV-10 -- $56.8 million - Price deck: $30.06/Bbl oil, $5.77/MMbtu gas
- Net Daily Production -- Exit Rate March 2004
- 16.1 MMcfe -- Up 24% from March 2003 Exit Rate
- 98% from Maverick Basin
- 38% Oil -- 1,022 BOPD
- 62% Gas -- 10.0 MMcfd

Slide 7 - TXCO Maverick Basin Focus Area
Map of Western United States of America with Maverick and Williston Basins indicated, and an inset map focusing in on TXCO's lease area and indicating a 50-mile span

-     492,000 gross acres
-     More than 85% working interest
-     Seven current plays -- from 1,000' to 18,000'
-     More than 1,000 identified drilling prospects

Slide 8 - TXCO's Pipeline Synergy
Map of pipeline superimposed over lease location map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compression station and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.

-     80-mile system offers ongoing cost savings
-     35 MMcfd capacity
-     Current throughput at half of capacity
-     Added compression can boost capacity to 100 MMcfd

Slide 9 - 2nd Mexican Gas Sales Connection Picture of a pipeline meter station. - New pipeline interconnect moves as much as 5 MMcfd of gas to Piedras Negras, Mexico

Slide 10 - Maverick Basin Acreage Growth
Lease location map shown.

-     Dominant Acreage Position
-     Strong Infrastructure
-     Operational Synergies
-     Early Acreage Aggregator
Table indicating the acreage held by year as follows: 1997 -- 56,400; 1998 -- 65,200; 1999 -- 115,000;    2000 -- 365,000; 2001 -- 372,000; 2002 -- 409,000; 2003 -- 480,000 and 2004 -- 492,000.

Slide 11 - More Than 95% 3-D Seismic Coverage
Lease location map shown with shading to indicate seismic coverage held on TXCO lease block and on adjacent acreage, as well as indicating the area with 3-D seismic acquisition pending,

-     TXCO holds more than 775 square miles of 3-D seismic data in the Maverick Basin.

Slide 12 - Maverick Basin: Prospect Rich
 Drawing showing geologic formations.

-     Escondido 1,000' +/-
-     Olmos/CBM 1,500' +/-
-     San Miguel 1,800' +/-
-     Georgetown 3,000' +/-
-     Glen Rose Porosity 5,000' +/-
-     Glen Rose Shoal/Reef 6,000' +/-
-     Jurassic Formation 16,000' +/-
-     Maverick Basin has 20+ productive zones

Slide 13 - Georgetown Faults: 'Seismic Looks Like Broken Glass'
Pictures of seismic for Georgetown Fault Play for the Burr/Saner Leases and Comanche and Pena Creek Leases marking the Georgetown Fault Systems.

-     9-for-9 Georgetown gas well completions using new seismic technique
-     25 wells planned in 2004
-     Blanket structure -- 300,000+ acres
-     400+ sections with 3-D seismic coverage
-     Hundreds of drillable locations
-     Estimated cost per well:   $630,000 to $785,000
-     Gross reserves targeted/well:   Oil -- 50 to 100 MBbls;   Gas -- 2 Bcfe

Slide 14 - Georgetown Fault Play
Drawing indicating the Georgetown formation with a deviated well and a horizontal well depicted.

-     Deviated wells tap single fault with mixed results

-     Horizontal wells cross multiple faults with 11-for-11 success rate
-     High-density faulting offers multi-well potential per section across a large acreage block

Slide 15 - Georgetown: Model Fault Pattern
Picture of clay model of fault pattern.

-     Clay model illustrates Georgetown's extensive faulting systems

Source: Cloos, "Experimental Analysis of Gulf Coast Fracture Patterns," 1967

Slide 16 - 3-D Seismic Imaging Interpretation Creates Georgetown Success
Picture of imaging model indicating the Vivian 1-687 well, the top of the Georgetown formation, and the top of the Pryor formation. The presentation included video showing the images from various angles.

Slide 17 - Georgetown Fault Play Picture of wellhead at Kothman 1-691 well. - Kothman 1-691 one of TXCO's nine successful Georgetown gas wells

Slide 18 - Glen Rose:  Three Plays in One
Drawing showing geologic formations and labeling the porosity interval, shoal and reef components.

-     Porosity discovery -- 2002
-     27 wells drilled to date
-     20 sq. miles identified
-     Est. 100+ MM Bbls in place
-     Production to date: 1.5+ MM Bbls
-     200+ 3-D defined prospects
-     Porosity -- 40 degree oil, fresh water
-     Shoals / Reefs -- gas prone
-     2004 drilling budget:
       8 Shoal/Reef wells
       12 Porosity wells

Slide 19 - The Glen Rose Plays
Picture of seismic data labeled as follows: Newly Identified Burr/Wipff Reefs; Paloma/Chittim Reefs; and, Comanche Porosity.

-  200+ Prospective wells
       -   3-D/2-D defined
-     Gross reserves targeted/well
      -    Paloma - 2.5 Bcfe
      -    Comanche - 100 to 400 MBbls
-     Drilling and completion costs
      -  Paloma/Chittim/Burr: Vertical - $450,000; Horizontal - $750,000
      -  Comanche:  Vertical - $750,000; Horizontal - $900,000 to $1.1 million,
             50% WI with new operator -- April 2004

Slide 20 - Glen Rose Porosity Interval
Picture of seismic across southern portion of the lease block indicating a 22-mile by 5-mile area containing this formation, marking drilled and proposed wells, as well as the area where water was encountered.

-     Discovery Well -- February 2002
-     Initial 850-Acre Feature
-     Latest Estimate:   100 MMBbls in Place
-     28 Wells to Date
-     20 Square Miles Identified
-     ??? MMBbls in Place

Slide 21 - Glen Rose Porosity Picture of oil storage tank and truck. - Infrastructure in place for increased Glen Rose porosity oil production

Slide 22 - Horizontal Wells Reduce Water Cut From Glen Rose Porosity
Drawing indicating formations with a vertical exploratory well, a pre-coherency horizontal well, and post-coherency horizontal wells depicted.

-     Fracture patterns control the reservoir flow capacity
-     Horizontal wells boost recovery, reduce water production from faults

Slide 23 - Horizontal Glen Rose Shoal Play
Drawing indicating formations with a vertical reef well, and horizontal shoal wells depicted, and showing the relative location of typical reef and shoal areas in the formation. Also included an inset map of the TXCO lease block showing the location of the Chittim E. (Rodessa 5300) Field.

-     Horizontal wells maximize gas production

Slide 24 - Horizontal Glen Rose Shoal Play Picture of rig on site at Chittim 1-160H. - The Chittim 1-160H one of 23 successful Glen Rose shoal gas wells in a row

Slide 25 - Pena Creek Infill Drilling Under Way
Map of Pena Creek lease area showing producing oil wells, injection wells and 2004 drilling locations.

-     90% success rate on 23 San Miguel wells drilled in 2003
-     40 to 20 acres downspacing raised production 77% in 2003
-     80, 3-D defined infill locations
      Cost: $250,000/well
-     10 wells planned in 2004
-     100% WI

Slide 26 - Olmos/CBM Play: Coalbed Distribution in Maverick Basin
Map of leases with location of surface exposure and downdip limit of Olmos Coal marked, as well as location of desorption tests. Map also indicates the location of the Dos Republicas permit, the MICARE mine blocks and the CFE power plant.

-     250,000+ acre lease block
-     36 wells dewatering
-     Saturated coal has up to 350 scf/ton gas
-     High-volatile bituminous C
-     Typical CBM well: $150,000
-     1,000+ drillable locations
-     100% WI
-     1 Tcf gross unrisked resource potential

Slide 27 - Olmos/CBM Play -- San Miguel Synergy
Drawing of geological formations showing the coal beds and the San Miguel formation and depicting an oil well, injection well and CBM dewatering well.

1 -- Water and gas produced from CBM zone -- Gas extracted for processing.
2 -- Water injected into San Miguel formation
3 -- Oil forced toward producing well bore
4 -- Oil produced by CBM water injection process

Slide 28 - Maverick Basin's Jurassic Play
Map of the Maverick Basin area marking well locations of Humble/Exxon -- 1956; Shell -- 1953;
Conoco -- 1977; and Taylor 132-1.

-     First well to test Jurassic in Maverick Basin
-     Non-commercial Jurassic gas present
-     Source rocks -- sands, shales, carbonates
-     Currently flowing to sales from Sligo; Pearsall to be tested
-     TXCO holds Jurassic rights across 300,000+ acres

Slide 29 - Drillbit Confirms Jurassic Target
Drawing of geologic formations with target zone indicated.

-     Jurassic formation penetrated below 15,000'
-     Partners now analyzing data from Taylor well to select location for a second Jurassic wildcat

Slide 30 - Financial Summary

Slide 31 - Strong Cash Flows, Conservative Debt
Slide contains two charts: 1) EBITDA, EBITDAX, Cash Flows, and 2) Debt/Asset Ratio.

Chart 1 -- Bar chart showing EBITDA, EBITDAX and Cash Flows for 1998 through 2003, and for first quarter 2004, in $ millions.
-     Cash Flows are net cash provided by operating activities. See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.

Chart 2 -- Bar chart showing Debt/Asset Ratio by year for 1999 through 2003, in $ millions, and indicating the 4-year compound annual growth rate (CAGR) at 45%.
   1999 -- 9.1%; 2000 -- 4.1%; 2001 -- 2.9%; 2002 -- 13.6%; and 2003 - 39.3%.

Slide 32 - Reserves and Production Rising
Slide contains two charts: 1) Average Production, and 2) Total Proved Reserves - Bcfe.

Chart 1 is a bar graph showing 2000 through 2003 MMcfed and the first quarter 2004 exit rate; as follows:
     2000 -- 9.1; 2001 -- 8.1; 2002 -- 12.0; 2003 -- 13.2; and 1Q04 exit rate -- 16.1.

Chart 2 shows reserves in Bcfe by formation in layers, for the period from 2000 to 2003, for:
     Escondido - gas; Georgetown - oil; Georgetown - gas; San Miguel - oil; Glen Rose - oil;
     Glen Rose - gas; Other Formations; and, Williston Basin - oil. The chart shows the significant growth in gas reserves in the Glen Rose formation and the growth in oil reserves from the Glen
     Rose, Georgetown and San Miguel formations. Also indicates ending 2003 reserves at 28.4 Bcfe.

-     72% CAGR in proved reserves over past 3 years -- primarily through the drill bit
-     60% PDP at YE 03
-     All Maverick Basin reserves found above 7,000' of depth

Slide 33 - Rolling 3-Year Production Replacement
Bar chart showing Production Replacement by 3-year periods from 1999 through 2003.
1999-2001 -- 168%; 2000-2002 -- 261%; and 2001-2003 -- 287%.

J.S. Herold's Smallcap Universe production replacement rate was 190% during 2000-2002

Slide 34 - CAPEX Guidance

Slide contains two charts: 1) a pie chart showing percentages, budget dollars and number of wells for five focus areas; and 2) a bar chart titled 5-Year CAPEX/Drilling.

1)    Georgetown -- $9.3 million -- 25 Wells; San Miguel --$2.7 million -- 10 Wells; Glen Rose
        Porosity -- $4 million -- 8 New wells, and 4 Re-entries; Glen Rose Shoals/Reefs
        -- $3.2 million -- 8 Wells; and the Taylor Well completion -- $350,000.

-      2004 initial budget: $23.4 million
-      82% earmarked for drilling: $19.2+ million
-      51 initial proposed wells, 4 re-entries

2)    Bar chart showing new wells, drilling and other components of CAPEX by year for the period 2000        through 2003 and estimated for 2004.
                                                                       New drilling
                         Number          CAPEX               as a %
         Year        of wells            budget            of CAPEX
          2000            25           $11.2 million            77%
          2001            25             17.8 million            73%
          2002            37             27.1 million            52%
          2003            71             37.5 million            82%
          2004E          51E          23.4 million            82%

Slide 35 - 2004 Reserve Exposure Risk Mix
Pie chart showing Risk components of 2004 drilling as a % of the drilling program.

Low Risk - 15%, Escondido, San Miguel (Pena Creek), and Glen Rose Shoal
Medium Risk - 70%, Olmos/CBM, Georgetown, Glen Rose Reef & Glen Rose Porosity
High Risk -  15%, Jurassic

Slide 36 - 3-Year Performance Comparisons
Slide contains two charts: 1) Rolling Gross Profit Return-On-Investment Ratio, and 2) F&D Drillbit Costs.

Chart 1 is a bar chart showing Return on Investment Ratios by 3-year periods from 1999 through 2003.
Drillbit only - 1999-2001 - 181%; and 2000-2002 - 145%, 2001-2003 - 185%,
All sources   - 1999-2001 - 152%; and 2000-2002 - 121%, 2001-2003 - 133%.
-     Gross Profit is oil and gas revenues less operating expenses and G&A costs.  Gross Profit Return on Investment is Gross Profit divided by Finding and Development Costs.

Chart 2 is a bar chart showing Finding & Development costs per Mcfe by 3-year periods from 1998 through 2002.
       1998-2000 - $1.52; 1999-2001 - $1.58; and 2000-2002 - $1.41
-     Drillbit finding and development costs per Mcfe include exploration costs and actual drilling costs        incurred compared to the volume of new reserves added during the year.

J.S. Herold's Smallcap Universe spent $2.57/Mcfe to replace reserves by drillbit during 2000-2002.

Slide 37 - TXCO Capitalization

-  $132 million enterprise value at March 31, 2004*
-  25.4 million diluted common shares at March 31
        -   23.6% held by insiders
             -   4.6 million issued shares
             -   1.4 million in stock options
-  $16 million in redeemable preferred stock issued in August 2003
-  $13 million reserve-based credit facility outstanding balance at March 31

*  Enterprise value is diluted shares, times share price, plus debt, plus preferred equity, less cash and equivalents.

Slide 38 - 3-Year Comparative Stock Performance
Line chart showing stock price activity from May 2001 through May 11, 2004 for TXCO, S&P 600 SC, TXCO Peers, and AMEX NG Index.

TXCO - The Exploration Company;   S&P 600 SC - Standard & Poor's 600 Smallcap Index;
TXCO Peers - GASE.OB, PLLL, EQTY, CRZO, BEXP, EPEX, PQUE, WZR, PENG, CWEI;
AMEX NG Index - American Stock Exchange Natural Gas Index

Source: Exchanges

Slide 39 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Integrated Upstream/Midstream Assets
-     Proven Exploration Track Record
       -  Generating in-house prospects from 3-D analysis attracting industry partners and investors.
       -  History of drilling success
-     Strong Multi-Pay Potential
       -  Broad prospect inventory in core area
-     Focused Exploration/Development Efforts In Maverick Basin of South Texas

Slide 40 - Multi-Play, Multi-Pay in the Maverick Basin Visit us on the Web at www.txco.com